November 1, 2010

CM ADVISORS VALUE FUND
No Ticker Symbol

A series of CM Advisors Family of Funds

Supplement to Prospectus and Statement of Additional Information
 dated October 13, 2010

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), both dated October 13, 2010, for the CM Advisors Value Fund, a series of the CM Advisors Family of Funds (“Trust”), updates the Prospectus and SAI to include additional information as described below.

•	The following information only applies to the CM Advisors Value Fund (“Fund”):

Although the Fund has a current effective registration, the Trust’s Board of Trustees has decided to temporarily postpone the commencement of operations of the Fund.  Accordingly, the Fund is not yet available for purchase.

For questions, please call the Fund at 1-888-859-5856.

Investors Should Retain This Supplement for Future Reference